Exhibit 99.4

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated as of July 1, 2009 between FNDS3000 CORP., a Delaware corporation (the “Debtor”), and SHERINGTON HOLDINGS, LLC, a Georgia limited liability company (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Note Purchase Agreement dated as of December 1, 2008, by and among the Debtor, Atlas Merchant Services, LLC, a Nevada limited liability company and wholly owned subsidiary of the Debtor (“Atlas”), and the Secured Party, (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Note Agreement”), the Secured Party purchased that certain Amended and Restated Secured Convertible Promissory Note, issued by the Debtor and Atlas, jointly and severally, in the original principal amount of $1,000,000 (the “Original Convertible Note”); and

WHEREAS, the obligations of the Debtor and Atlas to the Secured Party under the Note were secured by (i) a security interest granted by the Debtor in the membership interests of Atlas, and (ii) a security interest granted by Atlas in all of its assets; and

WHEREAS, since the issuance of the Original Convertible Note, the Debtor sold its interest in Atlas, and in connection therewith, Atlas was released from its obligations under the Original Convertible Note, and the Secured Party released its security interest in the membership interests and assets of Atlas; and

WHEREAS, the Debtor and the Secured Party propose to enter into that certain First Amendment to the Amended and Restated Note Purchase Agreement, dated as of the date hereof (the “Note Purchase Amendment”), for the purpose of amending certain of the covenants contained in the Note Agreement, and in connection therewith, the Debtor will issue to the Secured Party that certain Second Amended and Restated Secured Convertible Promissory Note, to be dated as of the date hereof, in the original principal amount of $1,000,000 (the “Convertible Note”), which will amend and restate the Original Convertible Note in its entirety; and

WHEREAS, it is a condition precedent to the effectiveness of the Note Purchase Amendment and the Secured Party’s willingness to accept the Convertible Note that the Debtor shall have granted the security interests contemplated by this Agreement in order to secure the payment and performance of the “Obligations”, as defined in the Convertible Note;

NOW, THEREFORE, in consideration of the foregoing, and in order to induce the Secured Party to accept the Convertible Note from the Debtor and to satisfy the condition to the effectiveness of the Note Purchase Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees with Secured Party as follows:

SECTION 1 Definitions.

1.1 Defined Terms. As used in this Note, the following capitalized terms have the corresponding meanings specified below:

“Agreement” means this Security Agreement, as the same may be amended, restated, modified or supplemented and in effect from time to time in accordance with the terms hereof.

“Blocked Accounts” has the meaning assigned to that term in Section 4.11.

“Collateral” has the meaning assigned to that term in Section 2.

“Collecting Banks” has the meaning assigned to that term in Section 4.11.

“Deposit Account Control Agreement” has the meaning assigned to that term in Section 4.11.

“Depository Account” has the meaning assigned to that term in Section 4.11.

“Excluded Account” means any deposit account for which Debtor is not required to obtain a Deposit Account Control Agreement pursuant to Section 4.11 hereof.

“Federal Registration Collateral” means Collateral with respect to which Liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

“Lien” means any mortgage, deed of trust, grant, pledge, security interest, assignment, encumbrance, judgment, lien, claim or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, the agreement to any provision for a confession of judgment, cognovit, consent to decree or similar remedy.

“Security Interests” means the security interests granted or provided for pursuant to Section 2 hereof, as well as all other security interests created, assigned or provided as additional security for the Obligations pursuant to the provisions of this Agreement or any of the other Transaction Documents.

1.2 Other Definition Provisions. References to “Sections” or “Schedules” shall be to Sections or Schedules of this Agreement unless otherwise specifically provided. For purposes hereof, “including” is not limiting and “or” is not exclusive. Except as provided by the immediately following sentence, capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for in the Note Agreement. All capitalized terms defined in the UCC and not otherwise defined herein shall have the respective meanings provided for by the UCC. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION 2 Grant of Security Interests.

To secure the payment and performance of the Obligations, the Debtor hereby grants to Secured Party a lien on, security interest in and right of set-off against any and all right, title and interest in and to any and all property and interests in property of the Debtor, whether now owned or existing or hereafter created, acquired or arising, including all of the following properties and interests in properties, whether now owned or hereafter created, acquired or arising (all being collectively referred to herein as the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Commercial Tort Claims;

(d) Deposit Accounts, all cash, and other property deposited therein or otherwise credited thereto from time to time and other monies and property in the possession or under the control of Secured Party or any affiliate, representative, agent or correspondent of Secured Party;

(e) Documents;

(f) General Intangibles;

(g) Goods, including without limitation any and all Inventory, any and all Equipment and any and all Fixtures;

(h) Instruments;

(i) Investment Property;

(j) Letter-of-Credit Rights;

(k) Supporting Obligations;

(l) Any and all other personal property and interests in property whether or not subject to the UCC;

(m) Any and all books and records, in whatever form or medium, that at any time evidence or contain information relating to any of the foregoing properties or interests in properties or are otherwise necessary or helpful in the collection thereof or realization thereon;

(n) All Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(o) All Proceeds and products of the foregoing, and all insurance pertaining to the foregoing and proceeds thereof.

Notwithstanding the foregoing, the “Collateral” shall expressly exclude any shares of capital stock or other equity interests issued by FNDS TECH (PTY) LIMITED, a company incorporated in the Republic of South Africa and a wholly owned subsidiary of the Debtor (“FNDS TECH”), in excess of 65% of all issued and outstanding shares of all classes of capital stock or other equity interests of FNDS TECH.

SECTION 3 Representations and Warranties.

The Debtor represents and warrants to Secured Party as follows:

3.1 Binding Obligation; Perfection. This Agreement constitutes a valid and binding obligation of the Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Secured Party has a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and such Security Interests are entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

3.2 Organizational Information. Schedule 3.2 sets forth (i) the full, correct and current name of the Debtor, as its appears in the Debtor’s Organizational Documents, (ii) any names of the Debtor other than the Debtor’s current name, as set forth on the Debtor’s Organizational Documents during the five (5) year period preceding the Closing Date, (iii) the Debtor’s type of organization, (iv) the Debtor’s jurisdiction of organization and (v) the Debtor’s organizational identification number (except where the Debtor’s jurisdiction of organization does not assign organizational numbers).

3.3 Collateral Locations. Schedule 3.3 sets forth all addresses at which any Collateral is located, indicating for each whether such location is owned or leased by the Debtor, or owned or operated by a third-party such as a warehouseman, consignee or processor. Schedule 3.3 indicates which of the foregoing addresses serves as the Debtor’s chief executive office.

3.4 No Existing Liens. The Debtor owns the Collateral, and will own all after-acquired Collateral, free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office.

3.5 Governmental Authorizations; Consents; Federal Registration Collateral. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or consent of any other Person is required for (i) the grant by the Debtor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by the Debtor; or (ii) the exercise by Secured Party of its rights and remedies hereunder (except as may have been accomplished by or at the direction of the Debtor or Secured Party). Except for (a) the filing of UCC financing statements with the Secretary of State of the Debtor’s jurisdiction of organization, and (b) execution and delivery of Deposit Account Control Agreements in respect of Deposit Accounts, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or consent of any other Person is required for the perfection of the security interests granted hereby and pursuant to any other Transaction Documents.

3.6 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, the legally valid and binding obligation of the applicable Account Debtor. The amount represented by the Debtor to Secured Party as owing by each Account Debtor, and the amount set forth on any invoice pertaining to any Account, is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. No Account Debtor has, or will have, any defense, set-off, claim or counterclaim against the Debtor that can be asserted against Secured Party, whether in any proceeding to enforce Secured Party’s rights in the Collateral or otherwise except defenses, setoffs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. None of the Accounts is, nor will any hereafter-arising Account be, evidenced by a promissory note or other Instrument other than a check.

3.7 Inventory. All Inventory is, and will be, of good and merchantable quality, free from any material defects. Such Inventory is not, and will not be, subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts the Debtor’s or Secured Party’s ability to manufacture and/or sell the Inventory. The completion and manufacturing process of such Inventory by a Person other than the Debtor would be permitted under any contract to which the Debtor is a party or to which the Inventory is subject. The Debtor does not sell any Inventory to any customer on approval or on any other basis that entitles the customer to return, or which may obligate the Debtor to repurchase, such Inventory. None of the Debtor’s Inventory has been, or will be, produced in violation of any provision of the Fair Labor Standards Act of 1938, or in violation of any other law.

3.8 Control Arrangements. Except for control arising by operation of law in favor of banks and securities intermediaries having custody over Deposit Accounts and Securities Accounts set forth on Schedule 3.8, no Person has control of any Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights in which the Debtor has any interest.

3.9 Accurate Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of the Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

3.10 Survival of Representations and Warranties. All representations and warranties of the Debtor contained in this Agreement shall survive the execution and delivery of this Agreement.

SECTION 4 Covenants and Further Assurances.

4.1 Name or Entity Changes. The Debtor shall not change the Debtor’s name, type of organization or jurisdiction of organization, unless Debtor has given Secured Party not less than thirty (30) days prior written notice thereof.

4.2 Accounts. Except as otherwise provided in this Section 4.2, the Debtor shall continue to collect, at its own expense, all amounts due or to become due to the Debtor with respect to Accounts and apply such amounts as are so collected to the outstanding balances thereof. In connection with such collections, the Debtor may take (and, at Secured Party’s direction during the continuance or any Default or Event of Default, shall take) such action as the Debtor or Secured Party may deem necessary or advisable to enforce collection of the Accounts. Secured Party shall have the right at any time after the occurrence and during the continuance of a Default or an Event of Default to: (i) notify the Account Debtor under any Accounts (or any other Person obligated thereon) of the Lien granted upon such Accounts in favor of Secured Party and to direct such Account Debtors and other Persons to make payment of all amounts due or to become due or otherwise render performance directly to Secured Party; (ii) exercise the rights of the Debtor with respect to the obligation of the Account Debtor to make payment or otherwise render performance to the Debtor and with respect to any property that secures the obligations of the Account Debtor or any other Person obligated on the Collateral; and (iii) adjust, settle or compromise the amount or payment of such Accounts. After the occurrence and during the continuance of an Event of Default all amounts and Proceeds received by the Debtor with respect to the Accounts shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of the Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held in any Deposit Account pursuant to Section 4.12 and applied pursuant to the Obligations in such manner as the Secured Party may determine in its sole discretion. The Debtor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor, or allow any credit or discount thereon (other than adjustments, settlements, compromises, releases credits and discounts in the ordinary course of its business and in amounts which are not material to the Debtor) without the prior consent of Secured Party.

4.3 Bailees. No Collateral shall at any time be in the possession or control of any warehouse, consignee, bailee or any of the Debtor’s agents or processors without prior written notice to Secured Party and the receipt by Secured Party, if Secured Party has so requested, of warehouse receipts or bailee lien waivers (as applicable) reasonably satisfactory to Secured Party prior to the commencement of such possession or control. The Debtor shall, upon the reasonable request of Secured Party, notify any such warehouse, consignee, bailee, agent or processor of the Security Interests, shall instruct such Person to hold all such Collateral for Secured Party’s account subject to Secured Party’s instructions and shall obtain an acknowledgement from such Person that such Person holds the Collateral for Secured Party’s benefit. Secured Party agrees with the Debtor that it shall not give any such instructions unless an Event of Default has occurred and is continuing.

4.4 Chattel Paper and Instruments. The Debtor shall deliver to Secured Party all Tangible Chattel Paper and all Instruments duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Secured Party. The Debtor shall provide Secured Party with control of all Electronic Chattel Paper by having Secured Party identified as the assignee of the Records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of control set forth in the UCC. The Debtor also shall deliver to Secured Party all security agreements securing any Chattel Paper and securing any Instruments. The Debtor will mark conspicuously all Chattel Paper and all Instruments with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Chattel Paper and such Instruments are subject to the Security Interests.

4.5 Letters of Credit. The Debtor shall deliver to Secured Party all Letters of Credit duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Secured Party. The Debtor also shall deliver to Secured Party all security agreements securing any Letters of Credit. The Debtor shall take any and all actions as may be necessary or desirable, or that Secured Party may reasonably request, from time to time, to cause Secured Party to obtain exclusive control of any Letter-of-Credit Rights owned by the Debtor in a manner acceptable to Secured Party.

4.6 Equipment. The Debtor shall cause all Equipment to be maintained and preserved in the same condition, repair and in working order as when new, ordinary wear and tear and damage from casualty excepted, and shall promptly make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Upon request of Secured Party, the Debtor shall promptly deliver to Secured Party any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Secured Party to be named as lienholder on any such certificate of title or other evidence of ownership (except to the extent already encumbered by a Permitted Lien). The Debtor shall promptly inform Secured Party of any deletions from the Equipment and shall not permit any such items to become Fixtures to real estate other than real estate subject to mortgages or deeds of trust in favor of Secured Party.

4.7 Investment Property. The Debtor shall take any and all actions as may be necessary or desirable, or that Secured Party may reasonably request from time to time, to (i) cause Secured Party to obtain exclusive control of any Investment Property owned by the Debtor in a manner acceptable to Secured Party and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of Secured Party, written confirmation of Secured Party’s Control over such Investment Property upon terms and conditions acceptable to Secured Party. Secured Party agrees with the Debtor that it shall not give entitlement orders or instructions or directives to any such issuer unless an Event of Default has occurred and is continuing.

4.8 General Intangibles. The Debtor shall use commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise remedies hereunder and under the other Transaction Documents with respect to any of the Debtor’s rights under any General Intangibles, including the Debtor’s rights as a licensee of Software.

4.9 Commercial Tort Claims. The Debtor shall promptly advise Secured Party upon the Debtor becoming aware that it has any interest in Commercial Tort Claims involving potential recoveries in excess of $10,000. With respect to any Commercial Tort Claim in which the Debtor has any interest, the Debtor shall execute and deliver such documents as may be necessary or desirable, or that Secured Party may reasonably request, to create, perfect and protect Secured Party’s security interest in such Commercial Tort Claim.

4.10 Taxes and Claims. The Debtor shall pay when due all property and other taxes, assessments and governmental charges imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies); provided that no such tax, assessment or charge need be paid to the extent the same is being contested in good faith and the same may be contested without risk of loss or forfeiture or material impairment of the Collateral or the use thereof.

4.11 Bank Accounts; Collection of Accounts and Payments. Upon request by Secured Party, the Debtor agrees to enter into a deposit account control agreement (“Deposit Account Control Agreement”), in a form specified by Secured Party, with each financial institution with which the Debtor maintains from time to time any Deposit Account. The Debtor shall not establish any such Deposit Account with any financial institution unless prior thereto Secured Party and the Debtor shall have entered into a Deposit Account and Control Agreement with such financial institution, or unless Secured Party shall have waived such requirement.

4.12 Collateral Generally.

(a) The Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of the Debtor (to the extent such signature is required under the laws of any applicable jurisdiction), which financing statements may describe the Collateral as “all assets” or “all personal property” or words of like import.

(b) The Debtor will furnish to Secured Party, from time to time upon request, statements and schedules further identifying, updating, and describing the Collateral and such other information, reports and evidence concerning the Collateral as Secured Party may reasonably request, all in reasonable detail.

(c) The Debtor shall not use or permit any Collateral to be used unlawfully or in material violation of any provision of applicable law, or any policy of insurance covering any of the Collateral.

(d) Subject to the next sentence, the Debtor shall keep the Collateral (other than Collateral in the possession of Secured Party, cash on deposit in permitted Deposit Accounts and investments in permitted Securities Accounts) at the locations maintained by the Debtor and set forth on Schedule 3.3. The Debtor shall give Secured Party not less than thirty (30) days prior written notice of any change in the Debtor’s chief executive office and principal place of business or of any new location of business or any new location for any of the Collateral. With respect to any new location (which in any event shall be within the continental United States), the Debtor shall execute and deliver such instruments, documents and notices and take such actions as may be necessary or desirable, or that Secured Party may reasonably request, to create, perfect and protect the Security Interests.

(e) The Debtor shall keep full and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Secured Party may reasonably request indicating that the Collateral is subject to the security interest hereunder.

(f) Except as otherwise permitted herein, the Debtor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to,

any of the Collateral, except that the Debtor may sell Inventory to buyers in the ordinary course of its business; or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure indebtedness of the Debtor or any other Person except for the security interests arising under this Agreement.

(g) Beyond the safe custody thereof, the Debtor agrees that Secured Party shall have no duties concerning the custody and preservation of any Collateral in its possession (or in the possession of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

(h) The Debtor shall do nothing to impair the rights of Secured Party in the Collateral. The Debtor shall at all times maintain insurance with respect to the Collateral reasonably satisfactory to the Secured Party. The Debtor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of the Debtor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to the Debtor.

4.13 Federal Compliance. The Debtor shall promptly notify Secured Party in writing of any Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal law. Upon the request of Secured Party, the Debtor shall take such steps as may be necessary or desirable, or that Secured Party may reasonably request, to comply with any applicable federal assignment of claims laws and other comparable laws.

4.14 Debtor Remains Liable. Anything herein to the contrary notwithstanding: (i) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein and shall perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Secured Party of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; (iii) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and (iv) Secured Party shall not have any liability in contract or tort for the Debtor’s acts or omissions.

4.15 Other Documents and Actions. The Debtor shall, from time to time, at its expense, promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary or desirable, or that Secured Party may request, in order to create, perfect and protect any Security Interests, or to enable Secured Party to exercise and enforce its rights and remedies hereunder or under any other Transaction Document with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor shall: (i) at any reasonable time, upon commercially reasonable prior written notice to the Debtor by Secured Party, exhibit the Collateral to allow inspection of the Collateral by Secured Party or Persons designated by Secured Party and to examine and make copies of the records of the Debtor related thereto, and to discuss the Collateral and the records of the Debtor with respect thereto with, and to be advised as to the same by, the Debtor’s officers and employees and, after the occurrence and during the continuance of an Event of Default, with any other Person which is or may be obligated with respect to any Collateral; and (ii) upon Secured Party’s request, appear in and defend any action or proceeding that may affect the Debtor’s title to or Secured Party’s security interest in the Collateral.

4.16 Voting Rights; Dividends. Debtor agrees that:

(a) after any Event of Default shall have occurred, the Debtor shall deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Secured Party all dividends and distributions received in respect of any Investment Property, all of which shall be held by the Secured Party as additional Collateral;

(b) after any Event of Default shall have occurred, upon written notice to the Debtor by the Secured Party, all rights of the Debtor to exercise or refrain from exercising voting or other consensual rights in respect of the Collateral shall cease and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; and

(c) after any Event of Default shall have occurred, promptly upon request of the Secured Party, the Debtor shall deliver to the Secured Party such proxies and other documents as may be necessary to allow the Secured Party to exercise the voting and other consensual rights with respect to any Collateral.

Except as set forth in the immediately preceding sentence, Debtor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Transaction Documents (including this Agreement), the voting powers and all other incidental rights of ownership with respect to any capital stock constituting Collateral (subject to the Debtor’s obligation to deliver to the Secured Party such capital stock in pledge hereunder) and to the receipt of all dividends. All dividends, distributions, cash payments and proceeds which the Debtor is then obligated to deliver to the Secured Party, shall, until delivery to the Secured Party, be held by the Debtor separate and apart from his other property in trust for the Secured Party.

4.17 Termination of Security Agreement. This Agreement and the security interest granted herein shall terminate immediately upon the repayment in full or conversion of the Convertible Note. In such event, Secured Party agrees to execute any documents and, at Debtor’s cost, take any actions, in each case reasonably requested by Debtor to evidence or effectuate such termination of security interest.

SECTION 5 Remedial Provisions.

(a) Following the occurrence of an Event of Default, Secured Party or its attorneys shall have the right without notice or demand or legal process (unless the same shall be required by applicable law), personally, or by an agent, (i) to enter upon, occupy and use any premises owned or leased by the Debtor or where the Collateral is located (or is believed to be located) until the Obligations are paid in full without any obligation to pay rent to the Debtor, to render the Collateral useable or saleable and to remove the Collateral or any part thereof to the premises of Secured Party for such time as Secured Party may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of the Debtor; (ii) to take possession of the Debtor’s original books and records, to obtain access to the Debtor’s data processing equipment, computer hardware and Software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Secured Party deems appropriate; and (iii) to notify postal authorities to change the address for delivery of the Debtor’s mail to an address designated by Secured Party and to receive, open and dispose of all mail addressed to the Debtor. If the Debtor’s books and records are prepared or maintained by an accounting service, contractor or other third party agent, the Debtor hereby irrevocably authorizes such service, contractor or other agent, upon notice by Secured Party to such Person that an Event of Default has occurred and is continuing, to deliver to Secured Party or its designees such books and records, and to follow Secured Party’s instructions with respect to further services to be rendered.

(b) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require the Debtor to, and the Debtor hereby agrees that it will, at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at any place or places designated by Secured Party which is reasonably convenient to Secured Party in which event the Debtor shall at its own expense (A) forthwith cause the same to be moved to the place or places so designated by Secured Party, (B) store and keep any Collateral so delivered to Secured Party at such place or places pending further action by Secured Party, and (C) while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition; (ii) withdraw all cash in any Deposit Account and apply such monies in payment of the Obligations; and (iii) without notice except as specified below, sell, lease, license or otherwise dispose of the Collateral or any part thereof by one or more contracts, in one or more parcels at public or private sale, and without the necessity of gathering at the place of sale of the property to be sold, at any of Secured Party’s offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party shall have no obligation to marshal any Collateral in favor of the Debtor or any other Credit Party.

(c) The Debtor agrees that, to the extent notice of sale shall be required by law, a reasonable authenticated notification of disposition shall be a notification given at least ten (10) days prior to any such sale and such notice shall (i) describe Secured Party and the Debtor,

(ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of intended disposition, (iv) state that the Debtor is entitled to an accounting of the Obligations and state the charge, if any, for an accounting, and (v) state the time and place of any public disposition or the time after which any private sale is to be made. At any sale of the Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of Secured Party. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may disclaim any warranties that might arise in connection with the sale, lease, license or other disposition of the Collateral and have no obligation to provide any warranties at such time. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, the Debtor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter enacted.

(d) If an Event of Default has occurred, the Debtor hereby irrevocably authorizes and empowers Secured Party, without limiting any other authorizations or empowerments contained in any of the other Transaction Documents, to assert, either directly or on behalf of the Debtor, any claims the Debtor may have, from time to time, against any other party to any of the agreements to which the Debtor is a party or to otherwise exercise any right or remedy of the Debtor under any such agreements (including, without limitation, the right to enforce directly against any party to any such agreement all of the Debtor’s rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by the Debtor thereunder).

(e) If an Event of Default has occurred, the proceeds of any collection, enforcement, sale or other disposition of, or other realization upon, all or any part of the Collateral and any cash held in any Deposit Account shall be applied as determined by the Secured Party in its sole discretion.

(f) The Debtor acknowledges and agrees that a breach of any of the covenants contained in Sections 4, 5 and 6 hereof will cause irreparable injury to Secured Party and that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of the Debtor contained in this Agreement, that the covenants of the Debtor contained in the Sections referred to in this Section shall be specifically enforceable against the Debtor.

(g) No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 6 Attorney-in-Fact.

The Debtor hereby irrevocably appoints Secured Party, its nominee, and any other Person whom Secured Party may designate, as the Debtor’s attorney-in-fact for the purposes of carrying out the terms of this Agreement, with full power during the existence of any Event of Default to sign the Debtor’s name on verifications of Accounts and other Collateral; to send requests for verification of Collateral to the Debtor’s customers, Account Debtors and other obligors; to endorse the Debtor’s name on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into Secured Party’s possession or on any assignments, stock powers, or other instruments of transfer relating to the Collateral or any part thereof; to sign the Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and Account Debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of the Debtor’s mail to an address designated by Secured Party; to receive, open and dispose of all mail addressed to the Debtor; and to do all things necessary to carry out the terms and provisions of this Agreement. The Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither Secured Party nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than, and to the extent of, such Person’s gross negligence or willful misconduct. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and the Security Interests shall have terminated in accordance with the terms hereof.

SECTION 7 Expenses.

Without limiting the Debtor’s obligations under the Note Agreement or the other Transaction Documents, the Debtor hereby agrees to promptly pay all fees, costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with (i) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (ii) maintaining and enforcing Secured Party’s Liens and (iii) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of the Collateral.

If the Debtor fails to promptly pay any portion of the above costs, fees and expenses when due or to perform any other obligation of the Debtor under this Agreement, Secured Party may, at its option, but shall not be required to, pay or perform the same and charge the Debtor’s account for all fees, costs and expenses incurred therefor, and the Debtor agrees to reimburse Secured Party therefor on demand. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which the Debtor may become liable hereunder and all fees, costs and expenses (including reasonable attorneys’ fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Convertible Note and shall be secured by the Collateral.

SECTION 8 Notices.

All notices, approvals, requests, demands and other communications hereunder to be delivered to the Debtor and all notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Note Agreement.

SECTION 9 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Debtor may not assign its rights or obligations hereunder without the written consent of Secured Party. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Secured Party hereunder.

SECTION 10 Changes in Writing.

No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by Secured Party.

SECTION 11 GOVERNING LAW; SUBMISSION TO JURISDICTION.

THIS AGREEMENT, AND ALL MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF FULTON, STATE OF GEORGIA AND IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE DEBTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. THE DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE DEBTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE DEBTOR IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 HEREOF AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

SECTION 12 WAIVER OF JURY TRIAL.

EACH OF THE DEBTOR AND SECURED PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

SECTION 13 Counterparts; Integration.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 14 Headings.

Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this agreement as of the date first written above.

DEBTOR:

FNDS3000 CORP.

By:	/s/ Joseph F. McGuire
Name:	Joseph F. McGuire
Title:	Chief Financial Officer

SECURED PARTY:

SHERINGTON HOLDINGS, LLC

/s/ Raymond Goldsmith
By:	Raymond Goldsmith
Its:	Sole Member

Security Agreement

Schedules to Security Agreement

Schedule 3.2

Debtor Name; Prior Names; Organizational Type and Jurisdiction

Legal Name:	FNDS3000 CORP.

Prior Names:	Fundstech Corp

Type of Org.:	Corporation

Jurisdiction of Org.:	Delaware

Organizational ID:	090600951

Schedules to Security Agreement

Schedule 3.3

Collateral Locations, Chief Executive Office, Real Estate, Legal Descriptions

Schedule 3.8

Deposit and Securities Accounts